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                               BWAY CORPORATION
                          FOURTH AMENDED AND RESTATED
                         1995 LONG-TERM INCENTIVE PLAN
                         -----------------------------


                                    Recitals
                                    --------

         This fourth amendment amends and restates the Amended and Restated 1995 Long-Term Incentive Plan established in June 1995 and amended in August 1996, November 1997, November 1998 and December 1999 to increase the aggregate number of shares of common stock that may be issued under this Plan to 2,425,000 shares.

1.        Purpose.
          -------

          This plan shall be known as the BWAY Corporation Fourth Amended and Restated 1995 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of BWAY Corporation (the "Company") and its subsidiaries by (i) providing certain directors, officers, employees and consultants of the Company and its subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of incentive or nonqualified stock options, stock appreciation rights ("SARs") in tandem with options, restricted stock, performance awards, or any combination of the foregoing may be made under the Plan.

2.        Definitions.
          -----------

          (a) "Board of Directors" and "Board" mean the board of directors of
               ------------------       -----
 BWAY Corporation.

          (b) "Cause" means the occurrence of one of the following events:
               -----

               (i) Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a subsidiary; or

               (ii) Conduct that has caused demonstrable and serious injury to the Company or a subsidiary, monetary or otherwise; or

               (iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company.

          (c)  "Change in Control" means the occurrence of one of the following
                -----------------
events:

               (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), other than an
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Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person.

       (d) "Code"  means the Internal Revenue Code of 1986, as amended.
            ----

       (e) "Committee" means the compensation committee of the Board.  The
            ---------
membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code.

       (f) "Competition" is deemed to occur if a person whose employment with
            -----------
the Company or its subsidiaries has terminated obtains a position as a full time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with the Company or any subsidiary.

       (g) "Disability" means a permanent and total disability as defined in the
            ----------
Company's Long-Term Disability Plan or as otherwise approved by the Committee.

       (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
            ------------

       (i) "Exempt Person" means (i) the Chairman of the Company on the
            -------------
effective date of this Plan, (ii) any person who owns 15% or more of the outstanding shares of Common Stock on the effective date of this Plan, (iii) any person (or group of related persons) that becomes the owner of 15% or more of the outstanding shares of Common Stock as a result of a gift or bequest from a person included in (i) or (ii) above, (iv) any person, entity or group under

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the control of any party included in clause (i), (ii) or (iii), and (v) a trustee or other fiduciary holding securities under an employee benefit plan of the Company.

       (j) "Fair Market Value" of a share of Common Stock of the Company means,
            -----------------
with respect to the date in question, the officially quoted closing selling price of the stock on the New York Stock Exchange (the "Market") or if the Common Stock is not listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or withholding taxes and to compute the withholding taxes.

       (k) "Incentive Stock Option" means an option conforming to the
            ----------------------
requirements of Section 422 of the Code.

       (l) "Non-Employee Director" has the meaning given to such term in Rule
            ---------------------
16b-3 under the Exchange Act.

       (m) "Nonqualified Stock Option" means any stock option other than an
            -------------------------
Incentive Stock Option.

       (n) "Retirement" means retirement as defined under the Company's Pension
            ----------
Plan or termination of one's employment on retirement with the approval of the Committee.

       (o) "Subsidiary" means a corporation or other entity of which outstanding
            ----------
shares or ownership interest representing 50% or more of the combined voting power of such corporation or other entity are owned directly or indirectly by the Company.

3.   Administration.
     --------------

       The Plan shall be administered by the Committee. The Committee shall consist of at least two Non-Employee Directors. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) interpret the Plan and (iv) adopt, amend, or rescind such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.

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4.   Shares Available for the Plan.
     -----------------------------

       Subject to adjustments as provided in Section 15, an aggregate of 2,425,000 shares of Common Stock, par value $.01 per share, of the Company (hereinafter the "Shares") may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued, or shares which have been reacquired by the Company and held as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, such unpurchased or forfeited Shares shall thereafter be available for further grants under the Plan unless, in the case of options granted under the Plan, related SARs are exercised.

       Without limiting the generality of the foregoing provisions of this
Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.   Participation.
     -------------

       Participation in the Plan shall be limited to those directors (including Non-Employee Directors) and officers, employees and consultants of the Company and its Subsidiaries selected by the Committee. Nothing in the Plan or in any grant thereunder shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate an employee at any time.

       Incentive Stock Options or Nonqualified Stock Options, SARs in tandem with options, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called "optionees" or "grantees" as the case may be). A grant of any type made hereunder in any one year to an eligible employee shall neither guarantee nor preclude a further grant of that or any other type to such employee in that year or subsequent years.

6.   Incentive and Nonqualified Options.
     ----------------------------------

       The Committee may from time to time grant to eligible participants Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. In any one calendar year, the Committee shall not grant to any one participant, options to purchase a number of shares of Common Stock in excess of 375,000.
The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

       (a) Price.  The price per Share deliverable upon the exercise of each
           -----
option ("exercise price") shall be established by the Committee, except that in the case of the grant of any Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market

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Value of the Shares at the close of the market on the day next preceding grant of the option unless otherwise permitted by Section 422 of the Code. In the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, such price per Share, if required by the Code, shall not be less that 110% of the Fair Market Value of the Shares at the close of the market on the day next preceding grant of the option.

       (b) Payment.  Options may be exercised in whole or in part, upon payment
           -------
of the exercise price of the Shares to be acquired. Payment shall be made in cash (including check, bank draft or money order) or, in the discretion of the Committee, (i) in cash and/or shares of Common Stock and/or by delivery of the optionee's promissory note (if in accordance with policies approved by the Committee), or (ii) by special arrangement through a broker selected by the Committee. The fair market value of shares of Common Stock tendered on exercise of options shall be the Fair Market Value of such shares as of the close of the market on the day next preceding exercise of the option.

       (c) Withholding Tax.  Unless otherwise determined by the Committee, a
           ---------------
participant may elect to deliver shares of Common Stock (or have the company withhold shares acquired upon exercise of the option) to satisfy in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the close of the market on the day next preceding the date the amount of tax to be withheld is determined.

       (d) Terms of Options.  The term during which each option may be exercised
           ----------------
shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an option be exercisable in whole or in part in the case of a Nonqualified Stock Option, more than ten years and one day from the date it is granted or, in the case of an Incentive Stock Option, more than ten years from the date it is granted; and, in the case of the grant of an Incentive Stock Option to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, in no event shall such option be exercisable, if required by the Code, more than five years from the date of the grant. All rights to purchase shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as are designated by the Committee. Unless otherwise provided herein or in the terms of the related grant, an optionee may exercise an option only if he or she is, and has been continuously since the date the option was granted, a director, officer or employee of the Company or a Subsidiary. Prior to the exercise of the option and delivery of the Shares represented thereby, the optionee shall have no right to any dividends or be entitled to any voting rights on any Shares covered by outstanding options.

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       (e) Limitations on Grants. If required by the Code, the aggregate Fair
           ---------------------
Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year may not exceed $100,000.

       (f) Termination of Employment; Change in Control.
           --------------------------------------------

           (i) If a participant ceases to be a director, officer or employee of the Company or any Subsidiary due to death or Disability, all of the participant's options, and SARs shall become fully vested and exercisable and shall remain so for a period of one year from the date of termination of employment, but in no event after the expiration date of the option. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 422(e)(3) of the Code, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

           (ii) If a participant ceases to be a director, officer or employee of the Company or a Subsidiary upon the occurrence of his or her Retirement, (A) each of his or her options and SARs that was exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to five years after the date of Retirement, but in no event after the expiration date of the option; provided that the participant does not engage in Competition during such five-year period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such cessation. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

           (iii) If a participant ceases to be a director, officer or employee of the Company or a Subsidiary due to Cause, all of his or her options and SARs shall be forfeited immediately upon such cessation.

           (iv) Unless otherwise determined by the Committee, if a participant ceases to be an employee of the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) each of his or her options and SARs that was exercisable on the date of termination shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of termination of employment, but in no event after the expiration date of the option; provided that participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of such termination shall be forfeited.

           (v) If there is a Change in Control of the Company, all of the participant's options and SARs shall become fully vested and exercisable.

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7.   Stock Appreciation Rights.
     -------------------------

       The Committee shall have the authority to grant SARs under this Plan to any optionee, either at the time of grant of an option or thereafter by amendment to an option. The exercise of an option shall result in an immediate forfeiture of its related SAR to the extent the option is exercised, and the exercise of a SAR shall cause an immediate forfeiture of its related option to the extent the SAR is exercised. SARs shall be subject to such other terms and conditions as the Committee may specify. A SAR shall expire at the same time as the related option expires and shall be transferable only when, and under the same conditions as, the related option is transferable.

       SARs shall be exercisable only when, to the extent and on the conditions that the related option is exercisable. No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the option to which the SAR corresponds.

       Upon the exercise of a SAR, the optionee shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock of the Company on the date of exercise and the exercise price of the option to which the SAR is related multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in shares, or in a combination thereof.

       All SARs will be exercised automatically on the last day prior to the expiration date of the related option, so long as the Fair Market Value of a share of the Company's Common Stock on that date exceeds the exercise price of the related option.

8.   Restricted Stock.
     ----------------

       The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least one year), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

       The participant will be required to deposit Shares with the Company during any period of restriction thereon and to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote.

       Except as otherwise provided by the Committee, on a Change in Control or on termination of a grantee's employment due to death, Disability or Retirement with the consent of the Company during any period of restriction, all restrictions on Shares granted to such grantee shall lapse. On termination of a grantee's employment for any other reason, all restricted stock granted to such grantee on which the restrictions have not lapsed shall be forfeited to the Company.

9.   Performance Awards.
     ------------------

       Performance awards may be granted on a contingent basis to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards so granted to a participant and the appropriate period over which performance is to be measured ("performance cycle"). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of the Company's Common Stock.

       The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee.

       The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

       The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company's performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, or a combination of both, as the Committee may determine.

       A participant must be an employee of the Company at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that, except as otherwise determined by the Committee, if a participant ceases to be an employee of the Company upon the occurrence of his or her death, Retirement, or Disability prior to the end of the performance cycle, the participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company's performance over that portion of such cycle.

       In the event of a Change in Control, a participant shall earn no less than the portion of the performance award that the participant would have earned if the performance cycle(s) had terminated as of the date of the Change in Control.

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10.  Withholding Taxes.
     -----------------

       The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of Shares under the Plan, or to retain or sell without notice a sufficient number of the Shares to be issued to such grantee to cover any such taxes, provided that the Company shall not sell any such Shares if such sale would be considered a sale by such grantee for purposes of Section 16 of the Exchange Act that is not exempt from matching thereunder.

11.  Written Agreement; Vesting.
     --------------------------

       Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise, no grant under this Plan may be exercised within six months of the date such grant is made.

12.  Transferability.
     ---------------

       Except as set forth in the next sentence of this Section 12, and unless the agreement pursuant to which a grant is made provides otherwise, an option, tandem SAR, performance award, or restricted stock granted under the Plan shall not be transferable by an employee other than by operation of a death beneficiary designation made by the employee in accordance with rules established by the Committee, by will or the applicable laws of descent and distribution, and shall be exercisable during the employee's lifetime only by him or her or his or her guardian or legal representative if the employee is legally incompetent. Notwithstanding the foregoing, except to the extent that it would cause the Plan to fail to meet the conditions required to be met under Rule 16b-3 under the Exchange Act, the Committee shall have the power and authority to provide, as a term of any Nonqualified Stock Option granted under the Plan, that such Nonqualified Stock Option may be transferred without consideration by the Non-Employee Director or the optionee, as applicable, to a member or members of his or her immediate family (i.e., a child, children, grandchild, grandchildren or spouse) and/or to a trust or trusts for the benefit of an immediate family member or family members.

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13.  Listing and Registration.
     ------------------------

       If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award, or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award paid out and no Shares issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14.  Transfer of Employee.
     --------------------

       Transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, and from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15.  Adjustments.
     -----------

       In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property reserved for issuance under the Plan, in the number and kind of Shares or other property covered by grants made under the Plan, and in the exercise price of outstanding options. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding options, SARs performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

16.  Termination and Modification of the Plan.
     ----------------------------------------

       The Board of Directors, without further approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code.

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

17.  Amendment or Substitution of Awards under the Plan.
     --------------------------------------------------

       The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any award under the Plan. However, the Committee may not reduce the exercise price of an outstanding option. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan.

       The Committee may amend or modify the grant of any outstanding option, tandem SAR, performance award, or restricted stock in any manner to the extent that the Committee would have had the authority to make such grant as so modified or amended, including without limitation to change the date or dates as of which (i) an option or SAR becomes exercisable, (ii) a performance award is to be determined or paid, or (iii) restrictions on Shares are to be removed. No modification may be made that would materially adversely affect any grant previously made under the Plan without the approval of the grantee. The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Company or that may be authorized or made desirable by such laws.

18.  Commencement Date; Termination Date.
     -----------------------------------

       The Board and the stockholders initially approved the Plan as of June, 1995. In August 1996, the Board approved an amendment and restatement of the Plan, which the stockholders approved in February 1997. In November 1997, the Board approved a second amendment and restatement of the Plan, which the stockholders approved in February 1998. In November 1998, the Board approved a third amendment and restatement of the Plan, which the stockholders approved in February 1999. In December 1999, the Board approved the fourth amendment and restatement of the Plan. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on May 31, 2005. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any grant of options or other incentives theretofore granted under the Plan.

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